UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                                 FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of Earliest event reported):  November 15, 2005

                         EPOCH HOLDING CORPORATION
          ______________________________________________________
          (Exact name of registrant as specified in its charter)

Delaware                                 1-9728            20-1938886
____________________________   ________________________ ___________________
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)

640 Fifth Avenue, 18th Floor, New York, NY                  10019
__________________________________________                ________
Address of principal executive offices                    Zip Code

Registrant's telephone number, including area code:   212-303-7200

                                    N/A
       _____________________________________________________________
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events

    On November 17, 2005, Epoch Holding Corporation (the "Company") issued a press release announcing the results of the Company's 2005 Annual Meeting of Stockholders held on November 15, 2005.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibit

         Exhibit No. 99.1

         Press Release dated November 17, 2005


                                        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EPOCH HOLDING CORPORATION

                                        /s/ Adam Borak
                                        _______________________________
                                        Name:  Adam Borak
                                        Title: Chief Financial Officer

Date:  November 17, 2005